UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
N/A
Date of Report (date of earliest event reported)
_________________________
THE DRESS BARN, INC.
(Exact name of Registrant as specified in its charter)
_________________________
Connecticut	0-11736	06-0812960
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)

30 Dunnigan Drive
Suffern, New York 10901
(Address of principal executive offices, including zip code)
(845) 369-4500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

EXPLANATORY NOTE

In connection with the proposed corporate reorganization of The Dress Barn, Inc. (“Dress Barn”) described in the proxy statement/prospectus included in the Form S-4 of Ascena Retail Group, Inc. initially filed with the Securities and Exchange Commission (the “SEC”) on August 20, 2010, Registration No. 333-168953 (the “Form S-4”), additional historical financial information of Tween Brands, Inc. (“Tween Brands”) as of and for the quarter ended October 31, 2009 is required to be included or incorporated by reference in the Form S-4.  Such historical financial information is filed herewith and incorporated by reference in the Form S-4.

Also in connection with the Form S-4, additional proforma information is required to present the proforma consolidated statement of operations information for Dress Barn’s fiscal year ended July 31, 2010 (“Fiscal 2010”) reflecting Dress Barn’s acquisition of Tween Brands as if the merger had occurred at the beginning of Fiscal 2010, to be included or incorporated by reference in the Form S-4.  Such proforma financial information is filed herewith and incorporated by reference in the Form S-4.

Item 9.01 Financial Statements and Exhibits.

(a)            Financial statements of business acquired.

As previously reported, on November 25, 2009, Dress Barn completed its acquisition of Tween Brands pursuant to the Agreement and Plan of Merger dated as of June 24, 2009, by and among Dress Barn, Tween Brands and a wholly owned subsidiary of Dress Barn (“Merger Sub”), pursuant to which Merger Sub was merged with and into Tween Brands.  The consolidated financial statements of Tween Brands as of and for the quarter ended October 31, 2009 are filed herewith as Exhibit 99.1.

(b)            Proforma financial information.

The unaudited proforma consolidated statement of operations information for Fiscal 2010 reflecting Dress Barn’s acquisition of Tween Brands is filed herewith as Exhibit 99.2.

 (d)            Exhibits.

Exhibit No	Description

99.1	Consolidated financial statements of Tween Brands as of and for the quarter ended October 31, 2009.

99.2	Unaudited proforma consolidated statements of operations for the fiscal year ended July 31, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

.

THE DRESS BARN, INC.

Date: October 4, 2010	By:	/s/ Armand Correia
Name: Armand Correia
Title: Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)